SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 23, 2012

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 23, 2012, Newmont Mining Corporation, a Delaware corporation (the “Company”), issued a news release reporting its financial results for the quarter ended and year ended December 31, 2011. A copy of the news release is furnished as Exhibit 99.1 to this report.

Additionally, on February 23, 2012, the Company issued a news release reporting 2011 reserve estimates, 2011 exploration highlights and 2012 planned exploration activity. A copy of the news release is furnished as Exhibit 99.2 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 23, 2012, reporting financial results for the quarter ended and year ended December 31, 2011

99.2	News Release, dated February 23, 2012, reporting 2011 reserves, 2011 exploration highlights and 2012 planned exploration activity

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 SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Stephen P. Gottesfeld
Name:	Stephen P. Gottesfeld
Title:	Vice President, General Counsel and Secretary

Dated: February 23, 2012

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated February 23, 2012, reporting financial results for the quarter ended and year ended December 31, 2011

99.2	News Release, dated February 23, 2012, reporting 2011 reserves, 2011 exploration highlights and 2012 planned exploration activity

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